Morgan Stanley Financial Services Trust
                          Item 77(O) 10F-3 Transactions
                        December 31, 2003 - May 31, 2004



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
Assurant,   02/04/  80,000   $22.00 $1,760,0  57,500  0.072%   0.35
   Inc.       04     ,000              00,                      2%     Morgan
                                       000                            Stanley,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      Merrill
                                                                      Lynch &
                                                                        Co,
                                                                     Citigroup,
                                                                      Goldman
                                                                      Sachs &
                                                                       Co, JP
                                                                      Morgan,
                                                                        Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                      Cochran
                                                                     Caronia &
                                                                     Co, Fortis
                                                                     Investment
                                                                      Services
                                                                        Inc,
                                                                      McDonald
                                                                     Investment
                                                                       s Inc,
                                                                      Raymond
                                                                     James and
                                                                      Suntrust
                                                                      Robinson
                                                                      Humphrey

            02/09/  440,00   $4.84  $2,129,0  275,00  0.062%   0.37
              04      0,               00,       0              8%     Morgan
                      000              000                            Stanley,
                                                                       Nikko
 Shinsei                                                             Citigroup,
   Bank                                                                Nomura
                                                                     Securities
                                                                      , Nomura
                                                                     Internatio
                                                                        nal,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                       Daiwa
                                                                     Securities
                                                                        SMBC
                                                                      Europe,
                                                                      Deutsche
                                                                      Bank, JP
                                                                     Morgan and
                                                                      Merrill
                                                                       Lynch
                                                                     Internatio
                                                                        nal